Exhibit 99.1
                                  ------------



      Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

      The Mortgage Loans consist of approximately 4,745 Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $648,799,346. The Group I Mortgage Loans consist of approximately 2,360 Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $324,377,030. The Group II Mortgage Loans consist of approximately 2,385 Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $324,422,315.

      All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a " Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a " Mortgaged Property"). Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 79.67% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 20.33% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 76.51% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 23.49% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 78.10% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 21.90% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

      Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable following an initial period of two years or three years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the mortgage rate (the " Mortgage Rate") thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an " Adjustment Date"); provided, (i) the first adjustment of the rates for approximately 71.14% of the Adjustable-Rate Group I Mortgage Loans and approximately 66.69% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 68.92% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date), will not occur until two years after the date of origination and (ii) the first adjustment of the rates for approximately 8.53% of the Adjustable-Rate Group I Mortgage Loans and approximately 9.82% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 9.18% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date), will not occur until three years after the date of origination (each adjustable-rate Mortgage Loan having any such two year or three year initial fixed period, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the

Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the " Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (generally, 3.00% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the " Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (generally, 1.00% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the " Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the " Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      Approximately 1.12% of the Group I Mortgage Loans, approximately 90.40% of the Group II Mortgage Loans and approximately 90.76% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on any amounts prepaid in excess of 20.00% of the original Principal Balance of the related Mortgage Loan in any [__] month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the " Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

      MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Subsequent Cut-off Date.

      Approximately 80.78% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 91.23%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage

Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      Except with respect to approximately 38.81% of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the " Due Date") on the first day of the month.

      The weighted average remaining term to maturity of the Mortgage Loans was approximately 354 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to December 19, 2002 or after November 11, 2004, or has a remaining term to maturity of less than 115 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is October 1, 2034.

      The average Principal Balance of the Mortgage Loans at origination was approximately $137,032. The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $136,733. No Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $648,702 or less than approximately $29,831.

      As of the Subsequent Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.300% per annum and not more than 11.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.765% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 4.550% per annum to 11.130% per annum, Minimum Mortgage Rates ranging from 4.300% per annum to 11.300% per annum and Maximum Mortgage Rates ranging from 10.300% per annum to 17.300% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.768% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.712% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 12.712% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in October 2007 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

      The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

       SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)



                                               PRINCIPAL       % PRINCIPAL
                                               BALANCE           BALANCE
                                              OUTSTANDING      OUTSTANDING
                                 NUMBER OF       AS OF            AS OF
        PRINCIPAL BALANCE        MORTGAGE      THE CUT-OFF     THE CUT-OFF
               ($):               LOANS          DATE              DATE
               ---                -----          ----              ----

29,831  - 50,000...........         227     $9,869,492.43          1.52%
50,001  -100,000...........       1,549    119,946,253.47         18.49
100,001 -150,000...........       1,336    165,810,939.98         25.56
150,001 -200,000...........         857    147,143,935.71         22.68
200,001 -250,000...........         414     92,536,240.72         14.26
250,001 -300,000...........         190     51,863,386.00          7.99
300,001 -350,000...........         100     32,529,597.45          5.01
350,001 -400,000...........          50     18,748,575.78          2.89
400,001 -450,000...........          11      4,725,495.55          0.73
450,001 -500,000...........           8      3,804,806.95          0.59
550,001 -600,000...........           2      1,171,919.83          0.18
600,001 -648,702...........           1        648,701.68          0.10
                                  -----   ---------------        ------
      Total................       4,745   $648,799,345.55        100.00%
                                  =====   ===============        ======

___________________
(1)The average Principal Balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $136,733.


                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)

                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                    NUMBER OF      AS OF          AS OF
                                    MORTGAGE     THE CUT-OFF    THE CUT-OFF
             CREDIT SCORE:          LOANS          DATE            DATE
             ------------           ------         -----           ----

 501  - 525 ...................         53      $4,864,159.42       0.75%
 526  - 550 ...................        264      25,828,414.98       3.98
 551  - 575....................        405      46,671,746.84       7.19
 576  - 600....................        510      64,513,403.67       9.94
 601  - 625....................        880     119,300,315.44      18.39
 626  - 650....................        916     132,359,417.70      20.40
 651  - 675....................        675      98,027,890.13      15.11
 676  - 700....................        403      62,968,125.07       9.71
 701  - 725....................        282      41,356,584.52       6.37
 726  - 750 ...................        176      26,840,673.89       4.14
 751  - 775 ...................        118      17,569,496.46       2.71
 776  - 800 ...................         51       6,834,192.93       1.05
 801  - 814 ...................         12       1,664,924.50       0.26
                                     -----     --------------     ------
      Total....................      4,745    $648,799,345.55     100.00%
                                     =====    ===============     ======

___________________
(1)The weighted average credit score of the Mortgage Loans that had credit scores as of the Subsequent Cut-off Date was approximately 641.

               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF          AS OF
          ORIGINAL TERM            MORTGAGE     THE CUT-OFF     THE CUT-OFF
            (MONTHS):                LOANS         DATE           DATE
            ---------                -----         ----           ----

 120 ..........................          6      $ 316,860.33        0.05%
 180...........................        104      8,495,011.51        1.31
 240...........................         57      6,586,644.18        1.02
 300...........................          8      1,219,719.42        0.19
 360...........................      4,570    632,181,110.11       97.44
                                     -----    --------------       -----
      Total....................      4,745   $648,799,345.55      100.00%
                                     =====   ===============      ======

___________________
(1)The weighted average original term to maturity of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 356 months.



              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                    NUMBER OF      AS OF          AS OF
         REMAINING TERM             MORTGAGE     THE CUT-OFF     THE CUT-OFF
            (MONTHS):                LOANS         DATE           DATE
            ---------                -----         ----           ----

 115  - 116 ...................          1     $    50,570.18        0.01%
 117  - 118 ...................          5         266,290.15        0.04
 173  - 174 ...................          4         227,317.60        0.04
 175  - 176....................         10         710,392.48        0.11
 177  - 178 ...................         76       6,503,795.64        1.00
 179  - 180 ...................         14       1,053,505.79        0.16
 231  - 232....................          2         169,556.45        0.03
 233  - 234 ...................          1          87,067.70        0.01
 235  - 236 ...................          2         146,545.31        0.02
 237  - 238 ...................         45       5,619,273.50        0.87
 239  - 240 ...................          7         564,201.22        0.09
 293  - 294....................          1          82,710.26        0.01
 297  - 298 ...................          6         958,279.91        0.15
 299  - 300 ...................          1         178,729.25        0.03
 341  - 342 ...................          4         462,092.26        0.07
 343  - 344....................          2         248,753.15        0.04
 345  - 346 ...................          2         602,094.03        0.09
 347  - 348 ...................          3         538,882.46        0.08
 349  - 350 ...................          2         241,973.69        0.04
 351  - 352 ...................          7       1,091,765.90        0.17
 353  - 354 ...................         65       7,523,094.52        1.16
 355  - 356 ...................        368    4  6,496,303.44        7.17
 357  - 358....................      3,304     457,596,660.42       70.53
 359  - 360 ...................        813     117,379,490.24       18.09
                                     -----    ---------------      ------
      Total....................      4,745    $648,799,345.55      100.00%
                                     =====    ===============      ======

___________________
(1)The weighted average remaining term to maturity of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 354 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF           AS OF
                                   MORTGAGE     THE CUT-OFF     THE CUT-OFF
         PROPERTY TYPE:             LOANS         DATE            DATE
         --------------             -----         ----            ----

Single Family .................      4,300   $585,401,817.80      90.23%
Condominium....................        183     25,363,951.87       3.91
Townhouse......................        168     23,658,433.76       3.65
Two-Four Family................         94     14,375,142.12       2.22
                                      ----   ---------------     ------
      Total....................      4,745   $648,799,345.55     100.00%
                                     =====   ===============     ======



                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)



                                                                    % OF
                                                                 AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
        OCCUPANCY STATUS:           LOANS          DATE            DATE
        -----------------           -----          ----            ----

 Primary.......................      4,595    $635,090,929.10      97.89%
 Investor .....................        150     1 3,708,416.45       2.11
                                       ---     - ------------       ----
      Total....................      4,745    $648,799,345.55     100.00%
                                     =====    ===============     ======

___________________
(1) Occupancy as represented by the mortgagor at the time of origination.


                          PURPOSE OF THE MORTGAGE LOANS

                                                                   % OF
                                                                 AGGREGATE
                                                 PRINCIPAL       PRINCIPAL
                                                 BALANCE          BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF       AS OF           AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
            PURPOSE:                LOANS          DATE            DATE
            --------                -----          ----            ----

 Cash Out Refinance ...........      2,726    $381,725,506.94      58.84%
 Purchase......................      1,629     214,421,162.82      33.05
 Rate/Term Refinance...........        387      52,342,652.19       8.07
 Land Contract.................          3         310,023.60       0.05
                                     -----    ---------------     ------
      Total....................      4,745    $648,799,345.55     100.00%
                                     =====    ===============     ======



            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF       AS OF          AS OF
     ORIGINAL LOAN-TO-VALUE        MORTGAGE     THE CUT-OFF    THE CUT-OFF
             RATIO (%):             LOANS          DATE           DATE
             ----------             -----          ----           ----

  13.05  -  15.00 .............          1     $   29,938.62        0.00%
  15.01  -  20.00..............          1         29,944.50        0.00
  25.01  -  30.00 .............          4        300,423.40        0.05
  30.01  -  35.00 .............          8        547,270.53        0.08
  35.01  -  40.00..............          6        440,404.05        0.07
  40.01  -  45.00..............         17      1,549,127.16        0.24
  45.01  -  50.00..............         18      1,797,500.18        0.28
  50.01  -  55.00..............         27      2,483,763.69        0.38
  55.01  -  60.00..............         45      4,404,619.43        0.68
  60.01  -  65.00..............         64      7,024,193.51        1.08
  65.01  -  70.00..............        165     17,822,812.36        2.75
  70.01  -  75.00..............        187     24,145,610.32        3.72
  75.01  -  80.00..............        525     64,114,227.03        9.88
  80.01  -  85.00..............        621     76,401,670.49       11.78
  85.01  -  90.00..............        568     80,964,223.24       12.48
  90.01  -  95.00..............        365     57,419,220.09        8.85
  95.01  - 100.00..............      2,123    309,324,396.95       47.68
                                     -----    --------------       -----
      Total....................      4,745   $648,799,345.55      100.00%
                                     =====   ===============      ======

___________________
(1)The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 91.23%.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                        RELATED TO THE MORTGAGE LOANS(1)


                                                                  % OF
                                                               AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                 OUTSTANDING    OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
            PROPERTY               MORTGAGE      THE CUT-OFF     THE CUT-OFF
             STATE:                  LOANS          DATE           DATE
             ------                  -----          ----           ----

 Alabama.......................        125     $13,696,270.69        2.11%
 Arizona ......................         89      13,663,384.30        2.11
 Arkansas......................         37       4,056,970.73        0.63
 California ...................         54      13,743,459.11        2.12
 Colorado......................        122      23,841,267.16        3.67
 Connecticut ..................         46       8,251,900.92        1.27
 Delaware .....................         33       5,199,560.96        0.80
 Florida ......................        352      46,765,470.61        7.21
 Georgia ......................        202     2 8,290,734.99        4.36
 Idaho ........................          1         107,000.00        0.02
 Illinois .....................        124      17,464,849.22        2.69
 Indiana.......................        136      13,143,518.91        2.03
 Iowa .........................         23       2,458,125.99        0.38
 Kansas .......................         33       3,980,843.86        0.61
 Kentucky .....................         58       6,291,207.19        0.97
 Louisiana ....................        107      12,130,027.37        1.87
 Maine ........................         37       3,751,384.85        0.58
 Maryland .....................        216      41,716,015.46        6.43
 Massachusetts ................         71      15,447,966.81        2.38
 Michigan......................        300      39,640,235.98        6.11
 Minnesota.....................        115      19,255,975.39        2.97
 Mississippi...................         72       6,839,507.35        1.05
 Missouri......................        142      15,419,995.17        2.38
 Nebraska......................         26       2,498,033.67        0.39
 Nevada........................         27       5,218,145.48        0.80
 New Hampshire.................         27       4,824,926.33        0.74
 New Jersey....................         31       5,703,477.39        0.88
 New Mexico....................         25       2,790,061.85        0.43
 New York......................        146      24,734,497.34        3.81
 North Carolina................        200      23,920,141.69        3.69
 Ohio..........................        267      31,362,771.91        4.83
 Oklahoma......................         85       9,347,548.31        1.44
 Oregon........................         15       2,259,143.44        0.35
 Pennsylvania .................        383      46,825,745.88        7.22
 Rhode Island..................         15       2,680,263.37        0.41
 South Carolina ...............         96      10,784,317.15        1.66
 Tennessee ....................        174      19,378,981.84        2.99
 Texas.........................        262      29,157,544.99        4.49
 Utah..........................         46       7,150,570.26        1.10
 Virginia......................        313      48,318,463.22        7.45
 Washington....................         28       5,727,740.91        0.88
 Wisconsin ....................         80      10,390,062.21        1.60
 Wyoming ......................          4         571,235.29        0.09
                                     -----     --------------      ------
      Total....................      4,745    $648,799,345.55      100.00%
                                     =====    ===============      ======

___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.35% in the 22193 ZIP Code.

                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
         DOCUMENTATION             MORTGAGE     THE CUT-OFF     THE CUT-OFF
             LEVEL:                 LOANS          DATE           DATE
             ------                 -----          ----           ----

 Full Documentation ........        4,216     $561,761,307.91      86.58%
 Stated Documentation ......          420       69,555,170.59      10.72
 Alternative Documentation..          108       17,406,034.12       2.68
 No Income Verification ....            1           76,832.93       0.01
                                    -----     ---------------     ------
      Total....................     4,745     $648,799,345.55     100.00%
                                    =====     ===============     ======




                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL     PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF      AS OF          AS OF
          CURRENT LOAN            MORTGAGE      THE CUT-OFF     THE CUT-OFF
           RATE (%):               LOANS          DATE           DATE
           --------                -----          ----           ----

  4.300 - 5.000................        45      $8,642,749.64      1.33%
  5.001 - 6.000................       792     138,852,798.91     21.40
  6.001 - 7.000................     1,954     288,571,413.00     44.48
  7.001 - 8.000................     1,338     159,316,111.69     24.56
  8.001 - 9.000................       472      42,325,558.47      6.52
  9.001 -10.000................       116       9,204,992.80      1.42
 10.001 -11.000................        23       1,615,114.52      0.25
 11.001 -11.990................         5         270,606.52      0.04
                                    -----    ---------------    ------
       Total...................     4,745    $648,799,345.55    100.00%
                                    =====    ===============    ======

___________________
(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.765% per annum.


             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL     PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF       AS OF          AS OF
          GROSS MARGIN             MORTGAGE      THE CUT-OFF     THE CUT-OFF
         (%)(ARMS ONLY):            LOANS          DATE           DATE
          -------------             -----          ----           ----

 4.550 -5.000...............         35     $6,282,931.09         1.24%
 5.001 -6.000...............        536     90,234,223.49        17.81
 6.001 -7.000...............      1,507    225,062,404.22        44.42
 7.001 -8.000...............      1,101    143,378,108.71        28.30
 8.001 -9.000...............        339     33,822,136.27         6.68
 9.001-10.000...............         67      6,304,601.20         1.24
10.001-11.000...............         18      1,460,330.16         0.29
11.001-11.130...............          2        147,720.11         0.03
                                  -----    --------------       ------
      Total.................      3,605   $506,692,455.25       100.00%
                                  =====   ===============       ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.768% per annum.

         NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF      AS OF            AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
    NEXT ADJUSTMENT DATE (ARM)      LOANS         DATE             DATE
    --------------------------      -----         ----             ----

 12/01/04  - 12/31/04 .........          2     $  163,625.30        0.03%
 01/01/05  - 01/31/05 .........          1         88,064.62        0.02
 02/01/05  - 02/28/05..........          1        160,688.53        0.03
 05/01/05  - 05/31/05..........          1        120,340.66        0.02
 06/01/05  - 06/30/05..........          1        213,518.13        0.04
 08/01/05  - 08/31/05..........          1        197,476.13        0.04
 09/01/05  - 09/30/05..........          1        147,609.36        0.03
 10/01/05  - 10/31/05..........          3        381,822.06        0.08
 11/01/05  - 11/30/05..........         13      1,601,650.95        0.32
 12/01/05  - 12/31/05..........         37      4,349,227.30        0.86
 01/01/06  - 01/31/06..........         70      9,225,105.58        1.82
 02/01/06  - 02/28/06..........        187     23,949,026.15        4.73
 03/01/06  - 03/31/06..........        770    101,098,109.22       19.95
 04/01/06  - 04/30/06..........      1,289    180,476,376.86       35.62
 05/01/06  - 05/31/06..........        562     83,009,005.44       16.38
 06/01/06  - 06/30/06..........        131     21,624,147.04        4.27
 07/01/06  - 07/31/06..........          5        647,532.98        0.13
 08/01/06  - 08/31/06..........         13      1,967,916.45        0.39
 09/01/06  - 09/30/06..........         84     11,629,200.00        2.30
 10/01/06  - 10/31/06..........         47      7,246,535.00        1.43
 11/01/06  - 11/30/06..........          3        386,183.25        0.08
 12/01/06  - 12/31/06..........          3        344,822.94        0.07
 01/01/07  - 01/31/07..........          5        877,098.74        0.17
 02/01/07  - 02/28/07..........         13      2,045,840.21        0.40
 03/01/07  - 03/31/07..........         84     12,302,866.34        2.43
 04/01/07  - 04/30/07..........        153     23,024,102.79        4.54
 05/01/07  - 05/31/07..........         88     12,777,419.03        2.52
 06/01/07  - 06/30/07..........         20      3,607,274.19        0.71
 09/01/07  - 09/30/07..........         14      2,600,370.00        0.51
 10/01/07  - 10/31/07..........          3        429,500.00        0.08
                                     -----    --------------      -------
      Total....................      3,605   $506,692,455.25      100.00%
                                     =====   ===============      ======

___________________
(1)The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 23 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                   % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF            AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
MAXIMUM LOAN RATE (%)(ARMS ONLY)    LOANS         DATE             DATE
--------------------------------    -----         ----             ----

10.300-11.000..............          45     $ 8,642,749.64          1.71%
11.001-12.000..............         693     120,585,164.81         23.80
12.001-13.000..............       1,459     216,237,255.93         42.68
13.001-14.000..............         993     123,011,033.75         24.28
14.001-15.000..............         319      30,008,530.36          5.92
15.001-16.000..............          80       6,969,147.25          1.38
16.001-17.000..............          15       1,164,423.31          0.23
17.001-17.300..............           1          74,150.20          0.01
                                  -----    ---------------        -------
      Total................       3,605    $506,692,455.25        100.00%
                                  =====    ===============        ======

___________________
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.712% per annum.



         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                   % OF
                                                                AGGREGATE
                                                 PRINCIPAL       PRINCIPAL
                                                  BALANCE         BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF            AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
MINIMUM LOAN RATE (%)(ARMS ONLY)    LOANS          DATE             DATE
--------------------------------    -----          ----             ----

 4.300 -5.000...................       45     $ 8,642,749.64        1.71%
 5.001 -6.000...................      693     120,585,164.81       23.80
 6.001 -7.000...................    1,459     216,237,255.93       42.68
 7.001 -8.000...................      993     123,011,033.75       24.28
 8.001 -9.000...................      319      30,008,530.36        5.92
 9.001-10.000...................       80       6,969,147.25        1.38
10.001-11.000...................       15       1,164,423.31        0.23
11.001-11.300...................        1          74,150.20        0.01
                                    -----    ---------------      -------
      Total.....................    3,605    $506,692,455.25      100.00%
                                    =====    ===============      ======

___________________
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.712% per annum.

       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF     AS OF            AS OF
  INITIAL PERIODIC RATE CAP (%)    MORTGAGE     THE CUT-OFF      THE CUT-OFF
          (ARMS ONLY):              LOANS         DATE            DATE
          ------------              -----         ----            ----


3.000 .........................       3,605    $506,692,455.25    100.00%
-----                                 -----    ---------------    ------
Total..........................       3,605    $506,692,455.25    100.00%
                                      =====    ===============    ======

___________________
(1) Relates solely to initial rate adjustments.


     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
PERIODIC RATE CAP (%) (ARMS ONLY)    LOANS         DATE            DATE
---------------------------------    -----         ----            ----

1.000 .........................       3,605    $506,692,455.25    100.00%
-----                                 -----    ---------------    ------
Total..........................       3,605    $506,692,455.25    100.00%
                                      =====    ===============    ======

___________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP I MORTGAGE LOAN STATISTICS

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Subsequent Cut-off Date.

      Approximately 78.92% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 90.75%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      Except with respect to approximately 37.00% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date on the first day of the month.

      The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 354 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to January 8, 2003 or after November 1, 2004, or has a remaining term to maturity of less than 115 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is October 1, 2034.

      The average Principal Balance of the Group I Mortgage Loans at origination was approximately $137,729. The average Subsequent Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $137,448. No Group I Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $399,000 or less than approximately $29,945.

      As of the Subsequent Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.300% per annum and not more than 11.990% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.648% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.550% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 4.300% per annum to 8.500% per annum and Maximum Mortgage Rates ranging from 10.300% per annum to 14.500% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.609% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 6.573% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 12.573% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in October, 2007 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

      The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

   SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                PRINCIPAL        PRINCIPAL
                                                 BALANCE          BALANCE
                                               OUTSTANDING      OUTSTANDING
                                 NUMBER OF        AS OF            AS OF
        PRINCIPAL BALANCE        MORTGAGE       THE CUT-OFF       THE CUT-OFF
               ($):                LOANS          DATE             DATE
               ---                -----           ----             ----

 29,945 - 50,000...........         92     $ 4,082,778.29          1.26
 50,001 -100,000...........        728      56,621,696.70         17.46
100,001 -150,000...........        662      82,597,625.74         25.46
150,001 -200,000...........        492      84,519,424.54         26.06
200,001 -250,000...........        229      51,208,443.11         15.79
250,001 -300,000...........        110      30,170,894.81          9.30
300,001 -350,000...........         42      13,282,436.26          4.09
350,001 -399,000...........          5       1,893,730.96          0.58
                                 -----    ---------------        -------
 Total.....................      2,360    $324,377,030.41        100.00%
                                 =====    ===============        ======


___________________
(1)The average Principal Balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $137,448.


                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                    % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                    NUMBER OF      AS OF          AS OF
                                    MORTGAGE     THE CUT-OFF    THE CUT-OFF
             CREDIT SCORE:          LOANS          DATE            DATE
             ------------           ------         -----           ----

503  - 525 ....................         14     $1,502,383.03        0.46%
526  - 550 ....................        114     12,293,224.86        3.79
551  - 575 ....................        195     23,648,825.44        7.29
576  - 600 ....................        266     33,021,280.01       10.18
601  - 625 ....................        420     58,679,159.53       18.09
626  - 650 ....................        464     65,778,732.19       20.28
651  - 675 ....................        341     47,617,834.79       14.68
676  - 700 ....................        218     33,362,330.14       10.29
701  - 725 ....................        144     21,324,440.68        6.57
726  - 750 ....................         99     14,360,992.90        4.43
751  - 775 ....................         54      8,597,212.30        2.65
776  - 800 ....................         30      4,118,763.41        1.27
801  - 810  ...................          1         71,851.13        0.02
                                     -----   ---------------      -------
 Total.........................      2,360   $324,377,030.41      100.00%
                                     =====   ===============      ======

___________________
(1)The weighted average credit score of the Group I Mortgage Loans that had credit scores as of the Subsequent Cut-off Date was approximately 641.

           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)



                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF          AS OF
          ORIGINAL TERM            MORTGAGE     THE CUT-OFF     THE CUT-OFF
            (MONTHS):               LOANS         DATE           DATE
            ---------               -----         ----           ----

120............................          3     $  151,413.04       0.05%
180............................         46      3,643,703.34       1.12
240............................         24      3,249,851.20       1.00
300............................          4        590,626.43       0.18
360............................      2,283    316,741,436.40      97.65
----                                 -----    --------------      -----
 Total.........................      2,360   $324,377,030.41     100.00%
                                     =====   ===============     ======

___________________
(1)The weighted average original term to maturity of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 357 months.


          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                    NUMBER OF      AS OF          AS OF
         REMAINING TERM             MORTGAGE     THE CUT-OFF     THE CUT-OFF
            (MONTHS):                LOANS         DATE           DATE
            ---------                -----         ----           ----

 115  - 116 ...................          1     $  50,570.18        0.02%
 117  - 118....................          2       100,842.86        0.03
 173  - 174....................          2       100,781.73        0.03
 175  - 176....................          4       285,885.35        0.09
 177  - 178....................         32     2,741,548.22        0.85
 179  - 180....................          8       515,488.04        0.16
 233  - 234....................          1        87,067.70        0.03
 235  - 236....................          2       146,545.31        0.05
 237  - 238....................         18     2,741,662.99        0.85
 239  - 240....................          3       274,575.20        0.08
 297  - 298....................          3       411,897.18        0.13
 299  - 300....................          1       178,729.25        0.06
 341  - 342....................          1       272,295.88        0.08
 345  - 346....................          1       113,392.64        0.03
 347  - 348....................          1       205,023.67        0.06
 349  - 350....................          1       197,476.13        0.06
 351  - 352....................          3       541,865.45        0.17
 353  - 354....................         29     3,225,759.54        0.99
 355  - 356....................        151    19,159,643.31        5.91
 357  - 358....................      1,570   216,899,378.07       66.87
 359  - 360....................        526    76,126,601.71       23.47
                                     -----  ---------------      -------
 Total.........................      2,360  $324,377,030.41      100.00%
                                     =====  ===============      ======

___________________
(1)The weighted average remaining term to maturity of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 354 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF           AS OF
                                   MORTGAGE     THE CUT-OFF     THE CUT-OFF
         PROPERTY TYPE:             LOANS         DATE            DATE
         --------------             -----         ----            ----

Single Family .................      2,131    $290,688,777.48      89.61%
Townhouse .....................         91      13,105,507.74       4.04
Condominium ...................         86      11,711,873.37       3.61
Two-Four Family ...............         52       8,870,871.82       2.73
                                     -----    ---------------     -------
Total..........................      2,360    $324,377,030.41     100.00%
                                     =====    ===============     ======



                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   % OF
                                                                 AGGREGATE
                                                 PRINCIPAL       PRINCIPAL
                                                  BALANCE         BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF      AS OF            AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
        OCCUPANCY STATUS:           LOANS          DATE            DATE
        -----------------           -----          ----            ----

 Primary.......................      2,292    $318,291,251.22       98.12%
 Investor......................         68       6,085,779.19        1.88
                                     ------   ---------------      ------
 Total.........................      2,360    $324,377,030.41      100.00%
                                     =====    ===============      ======

___________________
(1) Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                   % OF
                                                                 AGGREGATE
                                                 PRINCIPAL       PRINCIPAL
                                                 BALANCE          BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF       AS OF           AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
            PURPOSE:                LOANS          DATE            DATE
            --------                -----          ----            ----

 Cash Out Refinance...........       1,420    $197,440,483.83      60.87%
 Purchase.....................         743      99,855,803.18      30.78
 Rate/Term Refinance..........         195      26,830,112.16       8.27
 Land Contract................           2         250,631.24       0.08
                                     -----     --------------     ------
 Total........................       2,360    $324,377,030.41     100.00%
                                     =====    ===============     ======


        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF       AS OF          AS OF
     ORIGINAL LOAN-TO-VALUE        MORTGAGE     THE CUT-OFF    THE CUT-OFF
             RATIO (%):             LOANS          DATE           DATE
             ----------             -----          ----           ----
20.00- 20.00.................         1      $   29,944.50        0.01%
25.01- 30.00.................         1          83,792.21        0.03
30.01- 35.00.................         4         247,955.59        0.08
35.01- 40.00.................         2         189,417.68        0.06
40.01- 45.00.................        10       1,110,240.38        0.34
45.01- 50.00.................        10       1,194,016.96        0.37
50.01- 55.00.................        13       1,277,569.66        0.39
55.01- 60.00.................        24       2,208,589.76        0.68
60.01- 65.00.................        33       3,267,332.05        1.01
65.01- 70.00.................        84       8,920,427.84        2.75
70.01- 75.00.................       107      13,949,150.75        4.30
75.01- 80.00.................       281      35,913,839.65       11.07
80.01- 85.00.................       302      38,461,349.33       11.86
85.01- 90.00.................       291      40,428,453.46       12.46
90.01- 95.00.................       189      28,727,434.44        8.86
95.01-100.00.................     1,008     148,367,516.15       45.74
----- -------                     -----     --------------       -----
 Total.......................     2,360    $324,377,030.41      100.00%
                                  =====    ===============      ======

___________________
(1)The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 90.75%.

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO
                          THE GROUP I MORTGAGE LOANS(1)


                                                                  % OF
                                                               AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                 OUTSTANDING    OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
            PROPERTY               MORTGAGE      THE CUT-OFF     THE CUT-OFF
             STATE:                  LOANS          DATE           DATE
             ------                  -----          ----           ----

Alabama.....................           53      $6,065,070.78        1.87%
Arizona.....................           49       7,088,871.02        2.19
Arkansas....................           12       1,192,047.92        0.37
California..................           29       6,986,759.22        2.15
Colorado....................           67       13,167,254.63       4.06
Connecticut.................           31       5,188,382.93        1.60
Delaware....................           23       3,472,150.37        1.07
Florida.....................          188      24,819,725.44        7.65
Georgia.....................          107      14,318,400.67        4.41
Idaho.......................            1        1 07,000.00        0.03
Illinois....................           58       8,011,894.93        2.47
Indiana.....................           64       6,089,318.55        1.88
Iowa........................            8       1,051,806.63        0.32
Kansas......................           18       2,103,198.99        0.65
Kentucky....................           28       3,187,358.17        0.98
Louisiana...................           54       6,429,111.13        1.98
Maine.......................           18       1,541,311.88        0.48
Maryland....................          106      19,888,307.01        6.13
Massachusetts...............           35      7 ,290,456.45        2.25
Michigan....................          151      19,568,845.96        6.03
Minnesota...................           55       8,784,154.68        2.71
Mississippi.................           33       3,383,518.60        1.04
Missouri....................           84       9,084,711.34        2.80
Nebraska....................           12       1,019,391.51        0.31
Nevada......................           18       3,556,846.50        1.10
New Hampshire...............           13       2,169,224.72        0.67
New Jersey..................           21       3,972,825.79        1.22
New Mexico..................            8       1,133,149.38        0.35
New York....................           81      14,413,181.30        4.44
North Carolina..............           89      11,529,806.61        3.55
Ohio........................          138      16,324,806.57        5.03
Oklahoma....................           32       3,513,024.73        1.08
Oregon......................            9       1,374,505.39        0.42
Pennsylvania................          185      22,434,096.41        6.92
Rhode Island................           11       1,763,963.83        0.54
South Carolina..............           51       6,000,535.84        1.85
Tennessee...................           79       9,472,821.57        2.92
Texas.......................          112      13,096,490.50        4.04
Utah........................           24       3,429,927.03        1.06
Virginia....................          157      23,076,286.19        7.11
Washington..................           13       2,423,197.88        0.75
Wisconsin...................           33       4,531,768.10        1.40
Wyoming.....................            2         321,523.26        0.10
                                    -----    ---------------      -------
 Total......................        2,360    $324,377,030.41      100.00%
                                    =====    ===============      ======


___________________
(1)The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.45% in the 22193 ZIP Code.

               DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS

                                                                  % OF
                                                                AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF       AS OF          AS OF
         DOCUMENTATION             MORTGAGE     THE CUT-OFF     THE CUT-OFF
             LEVEL:                 LOANS          DATE           DATE
             ------                 -----          ----           ----

 Full Documentation............       2,100    $283,425,395.16    87.38%
 Stated Documentation..........         205      32,209,569.09     9.93
 Alternative Documentation.....          55       8,742,066.16     2.70
                                      -----    ---------------   ------
 Total.........................       2,360    $324,377,030.41   100.00%
                                      =====    ===============   ======



             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  % OF
                                                                AGGREGATE
                                                  PRINCIPAL     PRINCIPAL
                                                   BALANCE        BALANCE
                                                  OUTSTANDING    OUTSTANDING
                                   NUMBER OF        AS OF          AS OF
          CURRENT MORTGAGE          MORTGAGE     THE CUT-OFF     THE CUT-OFF
              RATE (%):             LOANS           DATE           DATE
             --------               -----           ----           ----

 4.300- 5.000.................        26      $5,047,064.26        1.56
 5.001- 6.000.................       432      72,407,362.46       22.32
 6.001- 7.000.................     1,066     152,592,295.00       47.04
 7.001- 8.000.................       706      83,226,130.14       25.66
 8.001- 9.000.................       110       9,960,375.24        3.07
 9.001-10.000................         15         869,900.26        0.27
10.001-11.000................          2         129,662.42        0.04
11.001-11.990................          3         144,240.63        0.04
                                   -----    ---------------      -------
 Total.........................    2,360    $324,377,030.41      100.00%
                                   =====    ===============      ======

___________________

(1)The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.648% per annum.


         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                               PRINCIPAL        PRINCIPAL
                                                BALANCE           BALANCE
                                               OUTSTANDING     OUTSTANDING
                                 NUMBER OF       AS OF            AS OF
          GROSS MARGIN           MORTGAGE      THE CUT-OFF     THE CUT-OFF
               (%):               LOANS           DATE             DATE
              -----               -----           ----             ----
4.550-5.000.................        22      $ 3,998,245.90         1.55%
5.001-6.000.................       308       48,691,776.46        18.84
6.001-7.000.................       860      124,970,902.73        48.35
7.001-8.000.................       639       80,797,034.17        31.26
----- ------                     -----     ---------------       ------
 Total......................     1,829     $258,457,959.26       100.00%
                                 =====     ===============       ======


___________________
(1)The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.609% per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)



                                                                   % OF
                                                                 AGGREGATE
                                                PRINCIPAL        PRINCIPAL
                                                 BALANCE          BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF      AS OF            AS OF
                                   MORTGAGE     THE CUT-OFF      THE CUT-OFF
    NEXT ADJUSTMENT DATE (ARM)      LOANS         DATE              DATE
    --------------------------      -----         ----              ----

12/01/04-12/31/04..............         1      $ 113,392.64        0.04%
08/01/05-08/31/05..............         1        197,476.13        0.08
09/01/05-09/30/05..............         1        147,609.36        0.06
10/01/05-10/31/05..............         1        202,610.54        0.08
11/01/05-11/30/05..............         4        465,702.01        0.18
12/01/05-12/31/05..............        18      2,006,500.62        0.78
01/01/06-01/31/06..............        28      4,236,115.13        1.64
02/01/06-02/28/06..............        74      9,468,803.64        3.66
03/01/06-03/31/06..............       390     52,139,965.84       20.17
04/01/06-04/30/06..............       647     91,579,592.67       35.43
05/01/06-05/31/06..............       309     46,158,557.00       17.86
06/01/06-06/30/06..............        39      6,261,473.63        2.42
07/01/06-07/31/06..............         5        647,532.98        0.25
08/01/06-08/31/06..............         9      1,384,116.10        0.54
09/01/06-09/30/06..............        69      9,100,630.00        3.52
10/01/06-10/31/06..............        46      7,142,535.00        2.76
11/01/06-11/30/06..............         1        183,881.91        0.07
12/01/06-12/31/06..............         1        120,157.96        0.05
01/01/07-01/31/07..............         1        167,465.74        0.06
02/01/07-02/28/07..............         7      1,014,879.47        0.39
03/01/07-03/31/07..............        39      5,325,932.75        2.06
04/01/07-04/30/07..............        71     10,246,320.18        3.96
05/01/07-05/31/07..............        45      6,633,775.11        2.57
06/01/07-06/30/07..............         7        900,562.85        0.35
09/01/07-09/30/07..............        12      2,182,870.00        0.84
10/01/07-10/31/07..............         3        429,500.00        0.17
                                    -----   ---------------      ------
 Total.........................     1,829   $258,457,959.26      100.00%
                                    =====   ===============      ======

___________________

(1)The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 23 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                               OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
   MAXIMUM MORTGAGE RATE (%)        LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

10.300-11.000................         26      $5,047,064.26        1.95%
11.001-12.000................        381      63,169,804.33       24.44
12.001-13.000................        838     120,758,290.66       46.72
13.001-14.000................        544      65,171,435.01       25.22
14.001-14.500................         40       4,311,365.00        1.67
                                   -----    ---------------      -------
 Total.......................      1,829    $258,457,959.26      100.00%
                                   =====    ===============      ======

___________________
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.573% per annum.


     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
   MINIMUM MORTGAGE RATE (%)        LOANS      CUT-OFF DATE    CUT-OFF DATE
-------------------------------- ------------ --------------   -------------

4.300-5.000.................           26     $5,047,064.26          1.95%
5.001-6.000.................          381     63,169,804.33         24.44
6.001-7.000.................          838    120,758,290.66         46.72
7.001-8.000.................          544     65,171,435.01         25.22
8.001-8.500.................           40      4,311,365.00          1.67
                                    -----   ---------------        ------
 Total......................        1,829   $258,457,959.26        100.00%
                                    =====   ===============        ======


___________________
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.573% per annum.



       PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
     PERIODIC RATE CAP (%)          LOANS      CUT-OFF DATE   CUT-OFF DATE
-------------------------------- ------------ --------------  -------------
   3.000.......................      1,829     $258,457,959.26    100.00%
                                     -----     ---------------    ------
 Total.........................      1,829     $258,457,959.26    100.00%
                                     =====     ===============    ======

___________________
(1) Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
     PERIODIC RATE CAP (%)          LOANS      CUT-OFF DATE   CUT-OFF DATE
-------------------------------- ------------ --------------  -------------

1.000.........................      1,829     $258,457,959.26    100.00%
------                              -----     ---------------    ------
 Total........................      1,829     $258,457,959.26    100.00%
                                    =====     ===============    ======

___________________
(1)Relates to all rate adjustments subsequent to initial rate adjustments.



GROUP II MORTGAGE LOAN STATISTICS

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Subsequent Cut-off Date.

      Approximately 82.65% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 91.70%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

      Except with respect to approximately 40.62% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date on the first day of the month.

      The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 351 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December 19, 2002 or after November 1, 2004, or has a remaining term to maturity of less than 117 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 1, 2004.

      The average Principal Balance of the Group II Mortgage Loans at origination was approximately $136,343. The average Subsequent Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $136,026. No Group II Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $648,702 or less than approximately 29,831.

      As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.300% per annum and not more than 11.400% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.881% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 4.780% per annum to 11.130% per annum, Minimum Mortgage Rates ranging from 4.300% per annum to 11.300% per annum and Maximum Mortgage Rates ranging from 10.300% per annum to 17.300% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.934% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.857% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 12.857% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in September 2007 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage
Loans is approximately 23 months.

      The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

  SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                              % OF
                                                           AGGREGATE
                                           PRINCIPAL       PRINCIPAL
                                            BALANCE        BALANCE
                                           OUTSTANDING    OUTSTANDING
                               NUMBER OF   AS OF THE      AS OF THE
                               MORTGAGE    SUBSEQUENT     SUBSEQUENT
     PRINCIPAL BALANCE ($)     LOANS       CUT-OFF DATE   CUT-OFF DATE
---------------------------  ----------- --------------  -------------

 29,831 - 50,000...........       135      $5,786,714.14        1.78%
 50,001 -100,000...........       821      63,324,556.77       19.52
100,001 -150,000...........       674      83,213,314.24       25.65
150,001 -200,000...........       365      62,624,511.17       19.30
200,001 -250,000...........       185      41,327,797.61       12.74
250,001 -300,000...........        80      21,692,491.19        6.69
300,001 -350,000...........        58      19,247,161.19        5.93
350,001 -400,000...........        45      16,854,844.82        5.20
400,001 -450,000...........        11       4,725,495.55        1.46
450,001 -500,000...........         8       3,804,806.95        1.17
550,001 -600,000...........         2       1,171,919.83        0.36
600,001 -648,702...........         1         648,701.68        0.20
                                -----     --------------      -------
 Total.....................     2,385     324,422,315.14      100.00%
                                =====     ==============      ======

___________________

(1)The average Principal Balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $136,026.


                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
          CREDIT SCORE              LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 501  - 525...................         39      $3,361,776.39        1.04%
 526  - 550...................        150      13,535,190.12        4.17
 551  - 575...................        210      23,022,921.40        7.10
 576  - 600...................        244      31,492,123.66        9.71
 601  - 625...................        460      60,621,155.91       18.69
 626  - 650...................        452      66,580,685.51       20.52
 651  - 675...................        334      50,410,055.34       15.54
 676  - 700...................        185      29,605,794.93        9.13
 701  - 725...................        138      20,032,143.84        6.17
 726  - 750...................         77      12,479,680.99        3.85
 751  - 775...................         64       8,972,284.16        2.77
 776  - 800...................         21       2,715,429.52        0.84
 801  - 814...................         11       1,593,073.37        0.49
                                    -----    ---------------      ------
 Total........................      2,385    $324,422,315.14      100.00%
                                    =====    ===============      ======

___________________
(1)The weighted average credit score of the Group II Mortgage Loans that had credit scores as of the Subsequent Cut-off Date was approximately 640.

          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
     ORIGINAL TERM (MONTHS)         LOANS      CUT-OFF DATE    CUT-OFF DATE
-------------------------------- ------------ --------------  -------------

 120.........................           3      $ 165,447.29        0.05%
 180.........................          58      4,851,308.17        1.50
 240.........................          33      3,336,792.98        1.03
 300.........................           4        629,092.99        0.19
 360.........................       2,287    315,439,673.71       97.23
 ----                               -----    --------------       -----
 Total.......................       2,385   $324,422,315.14      100.00%
                                    =====   ===============      ======

___________________
(1)The weighted average original term to maturity of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 356 months.


          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)



                                                                  % OF
                                                                AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                 BALANCE         BALANCE
                                                OUTSTANDING     OUTSTANDING
                                   NUMBER OF     AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT      SUBSEQUENT
    REMAINING TERM (MONTHS)         LOANS      CUT-OFF DATE     CUT-OFF DATE
-----------------------------   ------------ --------------   -------------

 117  - 118 .................           3      $ 165,447.29        0.05%
 173  - 174 .................           2        126,535.87        0.04
 175  - 176 .................           6        424,507.13        0.13
 177  - 178 .................          44      3,762,247.42        1.16
 179  - 180 .................           6        538,017.75        0.17
 231  - 232 .................           2        169,556.45        0.05
 237  - 238 .................          27      2,877,610.51        0.89
 239  - 240 .................           4        289,626.02        0.09
 293  - 294 .................           1         82,710.26        0.03
 297  - 298 .................           3        546,382.73        0.17
 341  - 342 .................           3        189,796.38        0.06
 343  - 344 .................           2        248,753.15        0.08
 345  - 346 .................           1        488,701.39        0.15
 347  - 348 .................           2        333,858.79        0.10
 349  - 350 .................           1         44,497.56        0.01
 351  - 352 .................           4        549,900.45        0.17
 353  - 354 .................          36      4,297,334.98        1.32
 355  - 356 .................         217     27,336,660.13        8.43
 357  - 358 .................       1,734    240,697,282.35       74.19
 359  - 360 .................         287     41,252,888.53       12.72
                                    -----     -------------       -----
 Total.......................       2,385    324,422,315.14      100.00%
                                    =====    ==============      ======

___________________
(1)The weighted average remaining term to maturity of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 353 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                               OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
         PROPERTY TYPE              LOANS      CUT-OFF DATE  CUT-OFF DATE
------------------------------  ------------ -------------- -------------

 Single Family ...............      2,169    $294,713,040.32      90.84%
 Condominium .................         97      13,652,078.50       4.21
 Townhouse ...................         77      10,552,926.02       3.25
 Two-Four Family .............         42       5,504,270.30       1.70
                                    -----    ---------------     ------
 Total........................      2,385    $324,422,315.14     100.00%
                                    =====    ===============     ======



               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
        OCCUPANCY STATUS            LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 Primary ......................      2,303     $316,799,677.88     97.65%
 Investor .....................         82        7,622,637.26      2.35
                                     -----     ---------------    ------
 Total.........................      2,385     $324,422,315.14    100.00%
                                     =====     ===============    ======


___________________
(1) Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
              PURPOSE               LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------
 Cash Out Refinance ...........     1,306     $184,285,023.11     56.80%
 Purchase .....................       886      114,565,359.64     35.31
 Rate/Term Refinance ..........       192       25,512,540.03      7.86
 Land Contract ................         1           59,392.36      0.02
                                    -----     ---------------    ------
 Total.........................     2,385     $324,422,315.14    100.00%
                                    =====     ===============    ======



       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF    AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
ORIGINAL LOAN-TO-VALUE RATIO (%)    LOANS      CUT-OFF DATE   CUT-OFF DATE
-------------------------------- ------------ --------------  -------------

13.05-15.00.................         1      $   29,938.62        0.01%
25.01-30.00.................         3         216,631.19        0.07
30.01-30.00.................         4         299,314.94        0.09
35.01-40.00.................         4         250,986.37        0.08
40.01-45.00.................         7         438,886.78        0.14
45.01-50.00.................         8         603,483.22        0.19
50.01-55.00.................        14       1,206,194.03        0.37
55.01-60.00.................        21       2,196,029.67        0.68
60.01-65.00.................        31       3,756,861.46        1.16
65.01-70.00.................        81       8,902,384.52        2.74
70.01-75.00.................        80      10,196,459.57        3.14
75.01-80.00.................       244      28,200,387.38        8.69
80.01-85.00.................       319      37,940,321.16       11.69
85.01-90.00.................       277      40,535,769.78       12.49
90.01-95.00.................       176      28,691,785.65        8.84
95.01-100.00................     1,115     160,956,880.80       49.61
                                 -----     --------------       -----
 Total......................     2,385    $324,422,315.14      100.00%
                                 =====    ===============      ======


___________________
(1)The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 91.70%.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED
                       TO THE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF      AS OF THE    AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
            LOCATION                LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

Alabama........................        72     $7,631,199.91        2.35%
Arizona........................        40      6,574,513.28        2.03
Arkansas.......................        25      2,864,922.81        0.88
California.....................        25      6,756,699.89        2.08
Colorado.......................        55     10,674,012.53        3.29
Connecticut....................        15      3,063,517.99        0.94
Delaware.......................        10      1,727,410.59        0.53
Florida........................       164     21,945,745.17        6.76
Georgia........................        95     13,972,334.32        4.31
Illinois.......................        66      9,452,954.29        2.91
Indiana........................        72      7,054,200.36        2.17
Iowa...........................        15      1,406,319.36        0.43
Kansas.........................        15      1,877,644.87        0.58
Kentucky.......................        30      3,103,849.02        0.96
Louisiana......................        53      5,700,916.24        1.76
Maine..........................        19      2,210,072.97        0.68
Maryland.......................       110     21,827,708.45        6.73
Massachusetts..................        36      8,157,510.36        2.51
Michigan.......................       149     20,071,390.02        6.19
Minnesota......................        60     10,471,820.71        3.23
Mississippi....................        39      3,455,988.75        1.07
Missouri.......................        58      6,335,283.83        1.95
Nebraska.......................        14      1,478,642.16        0.46
Nevada.........................         9      1,661,298.98        0.51
New Hampshire..................        14      2,655,701.61        0.82
New Jersey.....................        10      1,730,651.60        0.53
New Mexico.....................        17      1,656,912.47        0.51
New York.......................        65     10,321,316.04        3.18
North Carolina.................       111     12,390,335.08        3.82
Ohio...........................       129     15,037,965.34        4.64
Oklahoma.......................        53      5,834,523.58        1.80
Oregon.........................         6        884,638.05        0.27
Pennsylvania...................       198     24,391,649.47        7.52
Rhode Island...................         4        916,299.54        0.28
South Carolina.................        45      4,783,781.31        1.47
Tennessee......................        95      9,906,160.27        3.05
Texas..........................       150     16,061,054.49        4.95
Utah...........................        22      3,720,643.23        1.15
Virginia.......................       156     25,242,177.03        7.78
Washington.....................        15      3,304,543.03        1.02
Wisconsin......................        47      5,858,294.11        1.81
Wyoming........................         2        249,712.03        0.08
                                    ------  ----------------     -------
 Total.........................     2,385   $324,422,315.14      100.00%
                                    =====   ===============      ======


___________________
(1)The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.42 % in the 22152 ZIP Code.

               DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF      AS OF THE    AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
 DOCUMENTATION LEVEL                LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 Full Documentation ...........     2,116     $278,335,912.75       85.79%
 Stated Documentation .........       215       37,345,601.50       11.51
 Alternative Documentation ....        53        8,663,967.96        2.67
 No Income Verification .......         1           76,832.93        0.02
                                    -----     ---------------      ------
 Total.........................     2,385     $324,422,315.14      100.00%
                                    =====     ===============      ======



              CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF      AS OF THE    AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
 CURRENT MORTGAGE RATE (%)          LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------
 4.300- 5.000................        19      $3,595,685.38        1.11%
 5.001- 6.000................       360      66,445,436.45       20.48
 6.001- 7.000................       888     135,979,118.00       41.91
 7.001- 8.000................       632      76,089,981.55       23.45
 8.001- 9.000................       362      32,365,183.23        9.98
 9.001-10.000................       101       8,335,092.54        2.57
10.001-11.000................        21       1,485,452.10        0.46
11.001-11.400................         2         126,365.89        0.04
                                  -----     --------------      ------
 Total.......................     2,385    $324,422,315.14      100.00%
                                  =====    ===============      ======


___________________

(1)The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.881% per annum.


         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                 PRINCIPAL      PRINCIPAL
                                                  BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                   NUMBER OF      AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT     SUBSEQUENT
        GROSS MARGIN (%)            LOANS      CUT-OFF DATE   CUT-OFF DATE
-------------------------------- ------------ --------------  -------------

 4.780-5.000.................        13      $2,284,685.19        0.92%
 5.001-6.000.................       228      41,542,447.03       16.74
 6.001-7.000.................       647     100,091,501.49       40.32
 7.001-8.000.................       462      62,581,074.54       25.21
 8.001-9.000.................       339      33,822,136.27       13.63
 9.001-10.000................        67       6,304,601.20        2.54
10.001-11.000................        18       1,460,330.16        0.59
11.001-11.130................         2         147,720.11        0.06
------ -------                    -----     --------------      ------
 Total.......................     1,776    $248,234,495.99      100.00%
                                  =====    ===============      ======


___________________
(1)The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.934% per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                               OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
      NEXT ADJUSTMENT DATE          LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 12/01/04  - 12/31/04..........          1      $  50,232.66        0.02%
 01/01/05  - 01/31/05..........          1         88,064.62        0.04
 02/01/05  - 02/28/05..........          1        160,688.53        0.06
 05/01/05  - 05/31/05..........          1        120,340.66        0.05
 06/01/05  - 06/30/05..........          1        213,518.13        0.09
 10/01/05  - 10/31/05..........          2        179,211.52        0.07
 11/01/05  - 11/30/05..........          9      1,135,948.94        0.46
 12/01/05  - 12/31/05..........         19      2,342,726.68        0.94
 01/01/06  - 01/31/06..........         42      4,988,990.45        2.01
 02/01/06  - 02/28/06..........        113     14,480,222.51        5.83
 03/01/06  - 03/31/06..........        380     48,958,143.38       19.72
 04/01/06  - 04/30/06..........        642     88,896,784.19       35.81
 05/01/06  - 05/31/06..........        253     36,850,448.44       14.85
 06/01/06  - 06/30/06..........         92     15,362,673.41        6.19
 08/01/06  - 08/31/06..........          4        583,800.35        0.24
 09/01/06  - 09/30/06..........         15      2,528,570.00        1.02
 10/01/06  - 10/31/06..........          1        104,000.00        0.04
 11/01/06  - 11/30/06..........          2        202,301.34        0.08
 12/01/06  - 12/31/06..........          2        224,664.98        0.09
 01/01/07  - 01/31/07..........          4        709,633.00        0.29
 02/01/07  - 02/28/07..........          6      1,030,960.74        0.42
 03/01/07  - 03/31/07..........         45      6,976,933.59        2.81
 04/01/07  - 04/30/07..........         82     12,777,782.61        5.15
 05/01/07  - 05/31/07..........         43      6,143,643.92        2.47
 06/01/07  - 06/30/07..........         13      2,706,711.34        1.09
 09/01/07  - 09/30/07..........          2        417,500.00        0.17
                                     -----    --------------      ------
 Total.........................      1,776   $248,234,495.99      100.00%
                                     =====   ===============      ======


___________________
(1)The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 23 months.


    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                               OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
 MAXIMUM MORTGAGE RATE (%)          LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------
  10.300  -  11.000 ............      19      $3,595,685.38        1.45%
  11.001  -  12.000 ............     312      57,415,360.48       23.13
  12.001  -  13.000 ............     621      95,478,965.27       38.46
  13.001  -  14.000 ............     449      57,839,598.74       23.30
  14.001  -  15.000 ............     279      25,697,165.36       10.35
  15.001  -  16.000 ............      80       6,969,147.25        2.81
  16.001  -  17.000 ............      15       1,164,423.31        0.47
  17.001  -  17.300 ............       1          74,150.20        0.03
                                   -----    ---------------      ------
 Total.........................    1,776    $248,234,495.99      100.00%
                                   =====    ===============      ======


___________________
(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.857% per annum.

    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                               OUTSTANDING    OUTSTANDING
                                   NUMBER OF     AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
 MINIMUM MORTGAGE RATE (%)          LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------
   4.300  -   5.000 .........          19      $3,595,685.38        1.45%
   5.001  -   6.000 .........         312      57,415,360.48       23.13
   6.001  -   7.000 .........         621      95,478,965.27       38.46
   7.001  -   8.000 .........         449      57,839,598.74       23.30
   8.001  -   9.000 .........         279      25,697,165.36       10.35
   9.001  -  10.000 .........          80       6,969,147.25        2.81
  10.001  -  11.000 .........          15       1,164,423.31        0.47
  11.001  -  11.300 .........           1          74,150.20        0.03
                                    -----    ---------------      ------
 Total.......................       1,776    $248,234,495.99      100.00%
                                    =====    ===============      ======


___________________
(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.857% per annum.


  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF      AS OF THE     AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
 INITIAL PERIODIC RATE CAP (%)      LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 3.000 ........................    1,776     $248,234,495.99    100.00%
 -----                             -----     ---------------    ------
 Total.........................    1,776     $248,234,495.99    100.00
                                   =====     ===============    ======


___________________
(1) Relates solely to initial rate adjustments.


 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 % OF
                                                               AGGREGATE
                                                PRINCIPAL      PRINCIPAL
                                                 BALANCE        BALANCE
                                                OUTSTANDING    OUTSTANDING
                                  NUMBER OF     AS OF THE      AS OF THE
                                   MORTGAGE     SUBSEQUENT    SUBSEQUENT
     PERIODIC RATE CAP (%)          LOANS      CUT-OFF DATE  CUT-OFF DATE
-------------------------------- ------------ -------------- -------------

 1.000 ........................      1,776     $248,234,495.99    100.00%
 -----                               -----     ---------------    ------
 Total.........................      1,776     $248,234,495.99    100.00
                                     =====     ===============    ======


___________________
(1)Relates to all rate adjustments subsequent to initial rate adjustments.